Inspire Faithward Large Cap Momentum ETF

(NYSE Arca: FEVR)

 (a series of Northern Lights Fund Trust IV)

Supplement dated October 27, 2022 to the

Prospectus and Statement of Additional Information (the “SAI”) dated March 30, 2022 and Summary Prospectuses dated May 5, 2022, as supplemented

The Board of Trustees of the Northern Lights Fund Trust IV (the “Board”) authorized an orderly liquidation of the Inspire Faithward Large Cap Momentum ETF (the “Fund”), a series of the Northern Lights Fund Trust IV. The Board determined on October 25, 2022 that closing and liquidating the Fund was in the best interests of the Fund and the Fund’s shareholders.

The last day of trading of Fund shares on NYSE Arca, Inc. (the “NYSE”) will be November 18, 2022 (“Closing Date”), which will also be the last day the Fund will accept creation units from authorized participants. Shareholders may sell their holdings in the Fund prior to the Closing Date and customary brokerage charges may apply to these transactions. Authorized Participants may redeem baskets of shares for a pro rata portion of the Fund’s portfolio on hand through the Closing Date.

The Fund is expected to cease operations, liquidate its assets, and distribute the liquidation proceeds to shareholders on November 28, 2022 (the “Liquidation Date”).

From the Closing Date (November 18, 2022), through the Liquidation Date (November 28, 2022), shareholders may only be able to sell their shares to certain broker-dealers and there is no assurance that there will be a market for the Fund’s shares during this time period. Between the Closing Date and the Liquidation Date, the Fund will be in the process of closing down and liquidating its portfolio. This process will result in the Fund increasing its cash holdings and, as a consequence, not tracking its underlying index.

Shareholders remaining on November 28, 2022 will receive cash at the net asset value of their shares as of that date, which will include any capital gains and dividends as of such date. The liquidating cash distribution to shareholders will be treated as payment in exchange for their shares. The liquidation of Fund shares may be treated as a taxable event. Shareholders should contact their tax adviser to discuss the income tax consequences of the liquidation. Once the distributions are complete, the Fund will terminate.

For additional information regarding the liquidation, shareholders of the Fund may call 1-877-658-9473

This supplement provides new and additional information beyond that contained in the Summary Prospectus, Prospectus, and Statement of Additional Information and should be read in conjunction with those documents. The Prospectus and Statement of Additional Information have been filed with the Securities and Exchange Commission and are incorporated herein by reference.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE